UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2005


                             FORWARD AIR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Tennessee                    000-22490              62-1120025
------------------------------      ---------------      -----------------------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

                    430 Airport Road
                 Greeneville, Tennessee                         37745
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        (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

Item 8.01.  Other Events.

         At a meeting on December 12, 2005, the Board of Directors of Forward Air Corporation (the "Company") approved the accelerated vesting of all of the Company's outstanding and unvested stock options awarded to employees, officers and non-employee directors under the Company's stock option award programs, effective December 31, 2005. The action to accelerate the unvested stock options was taken in accordance with the applicable provisions of the Company's stock option plans.

         The primary purpose of the accelerated vesting of these options was to eliminate future compensation expense the Company would otherwise recognize in its statement of operations with respect to these options upon the adoption of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123R (Revised 2004) Share-Based Payment ("SFAS 123R"). SFAS 123R, which is required to be adopted by the Company on January 1, 2006, will require that compensation expense associated with stock options be recognized in the statement of operations, rather than disclosed as a footnote to the Company's consolidated financial statements.

         The Company expects that the accelerated vesting of these options will result in the recording of a non-cash compensation expense of approximately $1.0 million in the Company's fourth quarter. As a result of the acceleration, the Company expects to reduce the stock option expense it otherwise would be required to record in connection with the accelerated options by approximately $8.6 million over the next three years. In addition, in order to prevent executive officers from unintended personal benefits, the Company's executive officers have agreed to the imposition of certain restrictions on the transferability of any shares received through the exercise of accelerated options. These restrictions will prevent the sale of any shares received from the exercise of an accelerated option until the earlier of the original vesting date of the option or the executive officer's termination of employment.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

       99.1     Press Release dated December 15, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FORWARD AIR CORPORATION


Date: December 15, 2005                    By:  /s/ Matthew J. Jewell
                                                --------------------------------
                                                Matthew J. Jewell
                                                Senior Vice President,
                                                General Counsel and
                                                Secretary


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                                INDEX TO EXHIBITS


Exhibit No.         Description
Exhibit 99.1        Press Release dated December 15, 2005.




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